Other Income	12 Months Ended
Dec. 31, 2014
Other Income and Expenses [Abstract]
Other Income
20.	OTHER INCOME

	Year Ended December 31,
	2014	2013

Realized gains on foreign currency forward contracts	$2,572	$-
Realized gains on sale of long-term investments (a)	-	231,927
Unrealized gains on other long-term investments	-	238
Realized gains on other long-term investments	-	1,952
Write-down of carrying value of long-term investments (Note 6 (a))	-	(1,582)

	$2,572	$232,535

(a)	On August 6, 2013, total cash consideration of $235 million was advanced to the Company by Sumeru Gold BV for the sale of the Company’s 50% interest in Altynalmas Gold Ltd. On November 29, 2013, the transaction was completed upon the satisfaction of all closing conditions and a gain on sale of $231.9 million, net of transactions costs, was recognized.